                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





  Date of Report (Date of earliest event reported)          September 28, 2001



                        INTEGRATED SECURITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)





         DELAWARE                      1-11900                          75-2422983
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer Identification No.)
     of incorporation)




  8200 SPRINGWOOD DRIVE, SUITE 230, IRVING, TX                   75063
    (Address of principal executive offices)                   (Zip Code)



  Registrant's telephone number, including area code         (972) 444-8280



         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

In exchange for an aggregate of $150,000 cash investment received on September 28, 2001, Integrated Security Systems, Inc. issued a promissory note to each of Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. and Frost National Bank FBO Renaissance US Growth & Income Trust PLC on September 27, 2001. Each of the two promissory notes is in the original principal amount of $75,000 and has an annual interest rate of 8%. The promissory notes, plus interest, are due on January 26, 2002. Interest is payable in monthly installments on the first day of each month. The promissory notes are attached as exhibits to this Current Report on Form 8-K.

As a part of this transaction, on September 27, 2001, Integrated Security Systems, Inc. issued a stock purchase warrant to each of Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. and Frost National Bank FBO Renaissance US Growth & Income Trust PLC. Each of the two stock purchase warrants entitles the Renaissance entities to purchase from the Company 375,000 fully paid and non-assessable shares of Common Stock, $0.01 par value, of the Company for $0.20 per share. The stock purchase warrants are attached as exhibits to this Current Report on Form 8-K.

Also as a part of this transaction, the Company executed, on September 27, 2001, a Registration Rights Agreement, a Borrower Security Agreement and a Stock Pledge Agreement to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC. The Registration Rights Agreement, the Borrower Security Agreement and the Stock Pledge Agreement warrants are attached as exhibits to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     4.1 Promissory Note, dated September 27, 2001, payable to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in the amount of $75,000.

     4.2 Promissory Note, dated September 27, 2001, payable to Frost National Bank FBO Renaissance US Growth & Income Trust PLC in the amount of $75,000.

     4.3 Stock Purchase Warrant, dated September 27, 2001, issued to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc.

     4.4 Stock Purchase Warrant, dated September 27, 2001, issued to Frost National Bank FBO Renaissance US Growth & Income Trust PLC.

     4.5 Registration Rights Agreement, dated September 27, 2001, issued to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC.

     4.6 Borrower Security Agreement, dated September 27, 2001, issued to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC.

     4.7 Stock Pledge Agreement, dated September 27, 2001, issued to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Integrated Security Systems, Inc.
                                     -------------------------------------------
                                     (Registrant)



October 15, 2001                     /s/ C. A. Rundell, Jr.
------------------                   -------------------------------------------
(Date)                               C. A. Rundell, Jr.
                                     Director, Chairman of the Board and Chief
                                     Executive Officer (Principal Executive and
                                     Financial Officer)

                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
4.1      Promissory Note, dated September 27, 2001, payable to Frost National
         Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in the
         amount of $75,000.

4.2      Promissory Note, dated September 27, 2001, payable to Frost National
         Bank FBO Renaissance US Growth & Income Trust PLC in the amount of
         $75,000.

4.3      Stock Purchase Warrant, dated September 27, 2001, issued to Frost
         National Bank FBO Renaissance Capital Growth & Income Fund III, Inc.

4.4      Stock Purchase Warrant, dated September 27, 2001, issued to Frost
         National Bank FBO Renaissance US Growth & Income Trust PLC.

4.5      Registration Rights Agreement, dated September 27, 2001, issued to
         Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US
         Growth & Income Trust PLC.

4.6      Borrower Security Agreement, dated September 27, 2001, issued to
         Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US
         Growth & Income Trust PLC.

4.7      Stock Pledge Agreement, dated September 27, 2001, issued to Renaissance
         Capital Growth & Income Fund III, Inc. and Renaissance US Growth &
         Income Trust PLC.